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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
ATG Group, Inc. and subsidiary

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

San Francisco
April 14, 2000